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                                                                  EXHIBIT 3.1(G)


                          CERTIFICATE OF INCORPORATION

                                       OF

                           DORAL FINANCIAL CORPORATION

                         AS IN EFFECT ON MARCH 23, 2001


         Doral Financial Corporation, a corporation organized under the laws of the Commonwealth of Puerto Rico, does hereby certify pursuant to Article 8.05 of the Puerto Rico General Corporation Law, that

         FIRST:   The name under which it was originally incorporated was HF,
Inc. The name was subsequently amended to First Financial Caribbean Corporation and on September 22, 1997 was amended to Doral Financial Corporation.

         SECOND: Its original Certificate of Incorporation was filed in the Office of the Secretary of State of the Commonwealth of Puerto Rico on October 23, 1972, Reg. No. 29,324. The original Certificate of Incorporation as amended to such date was restated on March 26, 1997.

         THIRD:   This Second Restated Certificate of Incorporation was approved by the Board of Directors of Doral Financial Corporation at a meeting duly called and held on October 6, 1997 and does not further amend the provisions of Doral Financial Corporation's Restated Certificate of Incorporation as heretofore amended, and there are no discrepancies between those provisions and of this Second Restated Certificate of Incorporation.

         FOURTH: The text of the Restated Certificate of Incorporation of Doral Financial Corporation, as amended, is hereby restated without further amendment or change, effective as of the date of filing of this instrument with the Secretary of State of the Commonwealth of Puerto Rico, to read as follows:

                  FIRST:   The name of the corporation (hereinafter called
         the Corporation) is DORAL FINANCIAL CORPORATION.

                  SECOND: The principal office of the Corporation in the Commonwealth of Puerto Rico is located at Avenida F.D. Roosevelt 1159, Puerto Nuevo, Puerto Rico 00920, in the Municipality of San Juan. The name of the resident agent of the Corporation is David Levis, the mailing address of such resident agent is Avenida F.D. Roosevelt 1159, Puerto Nuevo, Puerto Rico 00920.
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                  THIRD:   The nature of the business of the
         Corporation and the objects or purposes to be transacted, promoted or carried on by it are as follows:

                  1. To engage in the business of mortgage banking, including but not limited to the origination, servicing and resale of first and second mortgages, both conventional and Veterans Administration guaranteed and Federal Housing Administration insured, and the issuance and brokerage of mortgage-backed certificates.

                  2. To make, manufacture, produce, prepare, process, purchase or otherwise acquire, and to hold, own, use, sell, import, export, dispose of or otherwise trade or deal in and with, machines, machinery, appliances, apparatus, goods, wares, products and merchandise of every kind, nature and description; and, in general, to engage or participate in any manufacturing or other business of any kind or character whatsoever, whether or not related to, conducive to, incidental to or in any way connected with the above business.

                  3.       To engage in research, exploration,
         laboratory and development work relating to any material, substance, compound or mixture now known or which may hereafter be known, discovered or developed, and to perfect, develop, manufacture, use, apply and generally to deal in and with any such material, substance, compound or mixture.

                  4. To adopt, apply for, obtain, register, purchase, lease, take licenses in respect of or otherwise acquire, and to maintain, protect, hold, use, own, exercise, develop, manufacture under, operate and introduce, and to sell and grant licenses or other rights in respect of, assign or otherwise dispose of, turn to account, or in any manner deal with and contract with reference to, any trademarks, trade names, patents, patent rights, concessions, franchises, designs, copyrights and distinctive marks and rights analogous thereto, and inventions, devices, processes, recipes, formulae and improvements and modifications thereof.

                  5. To act as agent or broker for any person, firm or corporation including, but not limited to, acting as agent for any local, municipal, state or Commonwealth agency or instrumentality.

                  6. To purchase, lease or otherwise acquire, to hold, own, use, develop, maintain, manage and operate, and to sell, transfer, lease, assign, convey, exchange or otherwise turn to account or dispose of, and otherwise deal in and with such real property, whether located within the
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         Commonwealth of Puerto Rico or elsewhere, as may be necessary or convenient in connection with the business of the Corporation, and personal property, tangible or intangible, without limitation; provided, however, that the Corporation shall not be authorized, as respects real property located within the Commonwealth of Puerto Rico, to conduct the business of buying and selling real estate, and shall in all other respects be subject to the provisions of Section 14 of
         Article VI of the Constitution of the Commonwealth of Puerto
         Rico.

                  7.       To enter into any joint ventures,
         agreements and any other lawful arrangements for sharing profits, union of interest, reciprocal concession or cooperation, with any corporation, association, partnership, syndicate, entity, person or governmental, municipal or public authority, domestic or foreign, in the carrying on of any business that the Corporation is authorized to carry on or any business or transaction deemed necessary, convenient or incidental to carrying out any of the purposes of the Corporation.

                  8. To enter into, make, perform and carry out contracts of every kind and description, not prohibited by law, with any person, firm, association, corporation or governmental body; and to guarantee the contracts or obligations, and the payment of interest or dividends on securities of any other person, firm, association, corporation or governmental body.

                  9. To lend its uninvested funds from time to time to such extent, to such persons, firms, associations, corporations or governments or subdivisions, agencies or instrumentalities thereof, and on such terms and on such security, if any, as the Board of Directors of the Corporation may determine.

                  10. To acquire and undertake all or any part of the business assets and liabilities of any person, firm, association or corporation on such terms and conditions as may be agreed upon, and to pay for the same in cash, property or securities of the Corporation, or otherwise, and to conduct the whole or any part of any business thus acquired, subject only to the provisions of the laws of the Commonwealth of Puerto Rico.

                  11.      To merge into, merge into itself or
         consolidate with, and to enter into agreements and cooperative relations, not in contravention of law, with any person, firm, association or corporation.
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                  12.      To purchase, lease, construct or otherwise
         acquire, and to hold, own, use, maintain, manage and operate, buildings, factories, plants, laboratories, installations, equipment, machinery, pipelines, rolling stocks, and other structures, facilities and apparatus of every kind and description, used or useful in the conduct of the business of the Corporation.

                  13. To purchase, lease, construct, or otherwise acquire, and to hold, own, use, maintain, manage and operate dwelling houses and other buildings at or near any place of business of the Corporation for the purpose of furnishing housing and other conveniences to employees of the Corporation, and others, and to carry on a general mercantile business at or near any such place of business for the convenience of those residing in the vicinity thereof, and others.

                  14. To purchase or otherwise acquire, and to hold, pledge, sell, exchange, or otherwise dispose of securities (which term, for the purpose of this Article THIRD, shall include any shares of stock, bonds, debentures, notes, mortgages or other obligations and any certificates, receipts or other instruments representing rights to receive, purchase or subscribe for the same, or representing any other rights or interests therein or in any property or assets) created or issued by any person, firm, association, corporation or governmental body, and while the holder thereof to exercise all the rights, powers and privileges in respect thereof, including the right to vote, to the same extent as a natural person might or could do.

                  15. To borrow money for any of the purposes of the Corporation, from time to time, and without limit as to amount; from time to time to issue and sell its own securities in such amounts, on such terms and conditions, for such purposes and for such consideration, as may now be or hereafter shall be permitted by the laws of the Commonwealth of Puerto Rico; and to secure the same by mortgage upon, or the pledge of, or the conveyance or assignment in trust of, the whole or any part of the properties, assets, business and goodwill of the Corporation, then owned or thereafter acquired.

                  16. To purchase, or otherwise acquire and to hold, cancel, reissue, sell, exchange, transfer or otherwise deal in its own securities from time to time to such extent and upon such terms as shall be permitted by the laws of the Commonwealth of Puerto Rico; provided, however, that shares of its own capital stock so purchased or held shall not be directly or indirectly voted, nor shall they be entitled
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         to dividends during such period or periods as they shall be held by the Corporation.

                  17. To such extent as a corporation organized under the laws of the Commonwealth of Puerto Rico may now or hereafter lawfully do, to do, either as principal or agent and either alone or through subsidiaries or in connection with other persons, firms, associations or corporations, all and everything necessary, suitable, convenient or proper for, or in connection with, or incident to, the accomplishment of any of the purposes or the attainment of any one or more of the objects herein enumerated, or designed directly or indirectly to promote the interests of the Corporation or to enhance the value of its properties; and in general to do any and all things and exercise any and all powers, rights, and privileges which a corporation may now or hereafter be organized to do or to exercise under the laws of the Commonwealth of Puerto Rico.

                  The foregoing provisions of this Article THIRD shall be construed both as purposes and powers and each as an independent purpose and power. The foregoing enumeration of specific purposes and powers shall not be held to limit or restrict in any manner the purposes and powers of the Corporation, and the purposes and powers herein specified shall, except when otherwise provided in this Article THIRD, be in no wise limited or restricted by reference to, or inference from, the terms of any provisions of this or any other Article of this Certificate of Incorporation.

                  The Corporation is to be carried on for pecuniary profit.

                  FOURTH: The total number of shares of all classes of stock which the Corporation is authorized to issue is 210,000,000 shares, consisting of 200,000,000 shares of Common Stock, $1.00 par value and 10,000,000 shares of Serial Preferred Stock, $1.00 par value.

                  The minimum amount of capital with which the Corporation will commence business is $10,000.00.

                  The Board of Directors is authorized at any time, and from time to time, to provide for the issuance of shares of Serial Preferred Stock in one or more series, and to determine the designations, preferences, limitations and relative or other rights of the Serial Preferred Stock or any series thereof. For each series, the Board of Directors shall determine, by resolution or resolutions adopted prior to the issuance of any shares thereof, the designations, preferences, limitations and relative or other rights
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         thereof, including but not limited to the following relative rights and preferences, as to which there may be variations among different series:

                           (a)      The rates or rates (which may be
                  floating, variable or adjustable), or the method of determining such rate or rates and the times and manner of payment of dividends, if any (and whether such payment should be in cash or securities);

                           (b)      Whether shares may be redeemed or
                  purchased, in whole or in part, at the option of the holder or the Corporation and, if so, the price or prices and the terms and conditions of such redemption or purchase;

                           (c)      The amount payable upon shares in
                  the event of voluntary or involuntary liquidation, dissolution or other winding up of the Corporation;

                           (d)      Sinking fund provisions, if any,
                  for the redemption or purchase of shares;

                           (e)      The terms and conditions, if any,
                  on which shares may be converted or exchanged into shares of Common Stock or other capital stock or securities of the Corporation;

                           (f)      Voting rights, if any; and

                           (g)      Any other rights and preferences
                  of such shares, to the full extent now or hereafter permitted by the laws of the Commonwealth of Puerto Rico.

                  All shares of Serial Preferred Stock (i) shall rank senior to the Common Stock in respect of the right to receive dividends and the right to receive payments out of the assets of the Corporation upon voluntary or involuntary liquidation, dissolution or winding up of the Corporation, (ii) shall be of equal rank, regardless of series, and (iii) shall be identical in all respects except as provided in (a) through
         (g) above. The shares of any series of the Serial Preferred Stock shall be identical with each other in all respects except as to the dates from and after which dividends thereof shall be cumulative. In case the stated dividends or the amounts payable on liquidation are not paid in full, the shares of all series of the Serial Preferred Stock shall share ratably in the payment of dividends, including accumulations, if any, in accordance with the sums which would be payable on said shares if all dividends were declared and paid in full, and in any distribution of assets other than by way of
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         dividends in accordance with the sums which would be payable on such distribution if all sums payable were discharged in full.

                  The Board of Directors shall have the authority to determine the number of shares that will comprise each series. Unless otherwise provided in the resolution establishing such series, all shares of Serial Preferred Stock redeemed, retired by sinking fund payment, repurchased by the Corporation or converted into Common Stock shall have the status of authorized but unissued shares of Serial Preferred Stock undesignated as to series.

                  Prior to the issuance of any shares of a series, but after adoption by the Board of Directors of the resolution establishing such series, the appropriate officers of the Corporation shall file such documents with the Commonwealth of Puerto Rico as may be required by law.

                  No holder of shares of Common Stock or Serial Preferred Stock shall be entitled as a matter right to subscribe for or purchase, or have any preemptive right with respect to, any part of any new or additional issue of stock of any class whatsoever, or of securities convertible into any stock of any class whatsoever, whether now or hereafter authorized and whether issued for cash or other consideration or by way of dividend.

                  FIFTH:   The Corporation is to have perpetual
         existence.

                  SIXTH:   For the management of the business and for
         the conduct of the affairs of the Corporation, and in further creation, definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders, it is further provided:

                  1. The number of directors of the Corporation shall be fixed by, or in the manner provided in, the By-laws, but in no case shall the number be less than three. The directors need not be stockholders. Election of directors need not be by ballot unless the By-laws so require. Meetings of the Board of Directors may be held at such place or places within or without the Commonwealth of Puerto Rico as shall be specified in the respective notices thereof or in the respective waivers of notice thereof signed by all the directors of the Corporation at the time in office

                  2. In furtherance and not in limitation of the powers conferred by the laws of the Commonwealth of Puerto Rico, and subject at all times to the provisions thereof, the Board of Directors is expressly authorized and empowered:
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                           (a)      To make, alter and repeal the
                  By-laws of the Corporation, subject to the power of the stockholders to alter or repeal the By-laws made by the Board of Directors.

                           (b)      To determine, from time to time,
                  whether and to what extent and at what times and places and under what conditions and regulations the accounts and books and documents of the Corporation (other than the stock ledger), or any of them, shall be open to inspection by the stockholders; and no stockholder shall have any right to inspect any account or book or document of the Corporation, except as conferred by the laws of the Commonwealth of Puerto Rico, unless and until duly authorized to do so by resolution of the Board of Directors.

                           (c)      To authorize and issue obligations
                  of the Corporation, secured or unsecured, to include therein such provisions as to redeemability, convertibility or otherwise, as the Board of Directors in its sole discretion may determine, and to authorize the mortgaging or pledging of, and to authorize and cause to be executed mortgages and liens upon, any property of the Corporation, real or personal, including after-acquired property.

                           (d)      To determine whether any, and, if
                  any, what part, of the net profits of the Corporation or of its net assets in excess of its capital shall be declared in dividends and paid to the stockholders, and to direct and determine the use and disposition thereof.

                           (e)      To set apart a reserve or
                  reserves, and to abolish any such reserve or reserves, or to make such other provisions, if any, as the Board of Directors may deem necessary or advisable for working capital, for additions, improvements and betterments to plant and equipment, for expansion of the business of the Corporation (including the acquisition of real and personal property for that purpose) and for any other purpose of the Corporation.

                           (f)      To establish bonus, profit-sharing,
                  pension, thrift, and other types of incentive, compensation or retirement plans for the officers and employees (including officers and employees who are also directors) of the Corporation and to fix the amounts of profits to be distributed or shared or contributed and the amounts of the Corporation's funds otherwise to be devoted thereto and to determine the persons
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                  to participate in any such plans and the amounts of
                  their respective participations.

                           (g)      To issue, or grant options for the
                  purchase of, shares of stock of the Corporation to officers and employees (including officers and employees who are also directors) of the Corporation and its subsidiaries for such consideration and on such terms and conditions as the Board of Directors may from time to time determine.

                           (h)      To enter into contracts for the
                  management of the business of the Corporation for terms not exceeding three years.

                           (i)      By resolution or resolutions
                  passed by a majority of the whole Board, to designate one or more committees, each committee to consist of two or more of the directors of the Corporation, which to the extent provided in such resolution or resolutions or in the Bylaws, shall have and may exercise the powers of the Board of Directors (other than to remove or elect officers) in the management of the business and affairs of the Corporation and may have power to authorize the seal of the Corporation to be affixed to all papers which may require it, such committee or committees to have such name or names as may be stated in the By-laws or as may be determined from time to time by resolution adopted by the Board of Directors.

                           (j)      To exercise all the powers of the
                  Corporation, except such as are conferred by law, or by this Certificate of Incorporation or by the By-laws of the Corporation, upon the stockholders.

                  3. Any one or all of the directors may be removed, with or without cause, at any time, by either (a) the vote of the holders of a majority of the stock of the Corporation issued and outstanding and entitled to vote and present in person or by proxy at any meeting of the stockholders called for the purpose, or (b) an instrument or instruments in writing addressed to the Board of Directors directing such removal and signed by the holders of a majority of the stock of the Corporation issued and outstanding and entitled to vote; and thereupon the term of each such director who shall be so removed shall terminate.

                  4. No contract or other transaction between the Corporation and any other corporation, whether or not such other corporation is related to the Corporation through the direct or indirect ownership by such other corporation
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         of a majority of the shares of the capital stock of the
         Corporation or by the Corporation of a majority of the shares of the capital stock of such other corporation, and no other act of the Corporation shall, in the absence of fraud, in any way be affected or invalidated by the fact that any of the directors of the Corporation are pecuniarily or otherwise interested in, or are directors or officers of, such other corporation or by the fact that such other corporation is so related to the Corporation. Any director of the Corporation individually, or any firm or association of which any director may be a member, may be a party to, or may be pecuniarily or otherwise interested in, any contract or transaction of the Corporation, provided that the fact that he individually or such firm or association is so interested shall be disclosed or shall have been known to the Board of Directors or a majority of such members thereof as shall be present at any meeting of the Board of Directors at which action upon any such contract or transaction shall be taken. Any director of the Corporation who is also a director or officer of such other corporation or who is so interested may be counted in determining the existence of a quorum at any meeting of the Board of Directors which shall authorize any such contract or transaction, with like force and effect as if he were not such director or officer of such other corporation or not so interested.

                  5. Any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he, his testator or intestate is or was a Director, officer or employee of the Corporation or serve or served any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprises in any capacity at the request of the Corporation shall be indemnified by the Corporation, and the Corporation may advance his related expenses, to the fullest extent permitted by law. The Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such.

                  SEVENTH: A director of this Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the Puerto Rico General Corporation Law of 1995 as the same exists
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         or may hereafter be amended. Any repeal or modification of the foregoing provisions of this Article SEVENTH shall not adversely affect any right or protection of a director of the Corporation existing hereunder with respect to any act or omission occurring prior to or at the time of such repeal or modification.

                  EIGHTH: The Corporation reserves the right to amend, alter or repeal any of the provisions of this Certificate of Incorporation and to add other provisions authorized by the laws of the Commonwealth of Puerto Rico at the time in force in the manner and at the time prescribed by said laws, and all rights, powers and privileges at any time conferred upon the Board of Directors and the stockholders are granted subject to the provisions of this Article."

                  RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation in accordance with the provisions of its Restated Certificate of Incorporation, a series of Serial Preferred Stock of the Corporation be and it hereby is created.

                  FURTHER RESOLVED, that the directors have determined that the preferences and relative, participating, optional or other special rights of the shares of such series of Preferred Stock, and the qualifications, limitations or restrictions thereof, as stated and expressed herein, are under the circumstances prevailing on the date hereof fair and equitable to all the existing shareholders of the Corporation.

                  FURTHER RESOLVED, that the designation and amount of such series and the voting powers, preferences and relative, participating, optional or other special rights of the shares of such series of Preferred Stock, and the qualifications, limitations or restrictions thereof are as follows:

                  A.       DESIGNATION AND AMOUNT

                           The shares of such series of Preferred
         Stock shall be designated as the "8% Convertible Cumulative Preferred Stock (Liquidation Preference $1,000 per share)" (hereinafter called the "8% Preferred Stock"), and the number of authorized shares constituting such series shall be 20,000.

                  B.       DIVIDENDS

                           (i)      Holders of record of the 8%
                  Preferred Stock ("Holders") will be entitled to receive, when, as and
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                  if declared by the Board of Directors of the
                  Corporation, out of funds of the Corporation legally available therefor, cumulative cash dividends at the annual rate per share of 8% of their liquidation preferences, or $6.66 2/3 per share per month.

                           (ii)     Dividends on the 8% Preferred
                  Stock will accrue from their date of original issuance and will be payable (when, as and if declared by the Board of Directors of the Corporation out of funds of the Corporation legally available therefor) monthly in arrears in United States dollars commencing on the last day of the month in which the 8% Preferred Stock is issued, and on the last day of each calendar month of each year thereafter to the holders of record of the 8% Preferred Stock as they appear on the books of the Corporation on the Business Day (as defined below) immediately preceding the relevant date of payment. In the case of the dividend payable in the month in which the 8% Preferred Stock is issued, such dividend shall cover the period from the date of issuance of the 8% Preferred Stock to the end of such month. In the event that any date on which dividends are payable is not a Business Day, then payment of the dividend payable on such date will be made on the next succeeding Business Day without any interest or other payment in respect of any such delay, except that, if such Business Day is in the next succeeding calendar year, such payment will be made on the Business Day immediately preceding the relevant date of payment, in each case with the same force and effect as if made on such date. A "Business Day" is a day other than a Saturday, Sunday or bank holiday in San Juan, Puerto Rico.

                           (iii)    Dividends on the 8% Preferred
                  Stock will be cumulative from their date of issuance, and will accrue, to the extent not paid, on the last day of each month.

                           (iv)     The amount of dividends payable
                  for any monthly dividend period will be computed on the basis of twelve 30-day months and a 360-day year. The amount of dividends payable for any period shorter than a full monthly dividend period will be computed on the basis of the actual number of days elapsed in such period.

                           (v)      Subject to any applicable fiscal
                  or other laws and regulations, each dividend payment will be made by dollar check drawn on a bank in New York, New York or San Juan, Puerto Rico and mailed to the record
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                  holder thereof at such holder's address as it
                  appears on the register for such 8% Preferred Stock or, in the case of holders of $1,000,000 or more in aggregate liquidation preference of the 8% Preferred Stock, by wire transfer of immediately available funds to the account of such holders as notified by such holders to the Corporation.

                           (vi)     So long as any shares of the 8%
                  Preferred Stock remain outstanding, the Corporation shall not declare, set apart or pay any dividend or make any other distribution of assets (other than dividends paid or other distributions made in stock of the Corporation ranking junior to the 8% Preferred Stock as to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up of the Corporation) on, or redeem, purchase, set apart or otherwise acquire (except upon conversion or exchange for stock of the Corporation ranking junior to the 8% Preferred Stock as to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up of the Corporation), shares of common stock or of any other class of stock of the Corporation ranking junior to the 8% Preferred Stock as to the payment of dividends or the distribution of assets upon liquidation, dissolution or winding up of the Corporation, unless all accrued and unpaid dividends on the 8% Preferred Stock shall have been paid or are paid contemporaneously and the full monthly dividend on the 8% Preferred Stock for the then current month has been or is contemporaneously declared and paid or declared and set apart for payment and unless the Corporation has not defaulted in the payment of the redemption price of any shares of 8% Preferred Stock called for redemption.

                           (vii)    When dividends are not paid in
                  full on the 8% Preferred Stock and any other shares of stock of the Corporation ranking on a parity as to the payment of dividends with the 8% Preferred Stock, all dividends declared upon the 8% Preferred Stock and any such other shares of stock of the Corporation will be declared pro rata so that the amount of dividends declared per share on the 8% Preferred Stock and any such other shares of stock will in all cases bear to each other the same ratio that the liquidation preference per share of the 8% Preferred Stock and any such other shares of stock bear to each other.

                           (viii)   Holders of record of the 8%
                  Preferred Stock will not be entitled to any dividend, whether payable in cash, property or stock, in excess of the dividends provided for herein on the shares of 8% Preferred Stock. The Corporation may, however, at its discretion, declare a special dividend in an amount sufficient to allow the Corporation to pay dividends on any stock of the Corporation ranking junior to the 8% Preferred Stock in compliance with the provisions of Section B.6 above.

                  C.       CONVERSION

                           (i)      A holder of a share of 8%
                  Preferred Stock may convert it into common stock of the Corporation at any time before the close of business on December 1, 2005 (the "Expiration Date"). If a share of 8% Preferred Stock is called for redemption, the holder may convert it at any time before the close of business on the day preceding the redemption date. The initial conversion price is $8.75 per share of common stock of the Corporation, subject to adjustment in certain events as provided in subsection 4 below (as so adjusted from time to time, the "Conversion Price"). To determine the number of shares of common stock of the Corporation issuable upon conversion of a share of 8% Preferred Stock, divide (a) the aggregate liquidation preference of the shares of 8% Preferred Stock to be converted by (b) the Conversion Price in effect on the conversion date. The Corporation will deliver a check for an amount equal to the value of any fractional share plus the total amount of accrued but unpaid dividends on such shares to the date of conversion.

                           (ii)     To convert a share of 8% Preferred
                  Stock a Holder must (1) complete and sign the conversion election on the back of the certificate,
                  (2) surrender the certificate to the Corporation,
                  (3) furnish appropriate endorsements and transfer documents if required by the Corporation, and (4) pay any transfer or similar tax if required.

                           (iii)    Reservation, Listing and Issuance
                  of Shares. The Corporation will at all times have authorized, and reserve and keep available, free from preemptive rights, for the purpose of enabling it to satisfy any obligation to issue shares of common stock of the Corporation upon the conversion of shares of 8% Preferred Stock, the number of shares of common stock of the Corporation deliverable upon conversion of the outstanding shares of 8% Preferred Stock. The Corporation will, at its expense, cause the shares of common stock of the Corporation deliverable upon conversion of the 8% Preferred Stock to be listed

                  (subject to issuance or notice of issuance of such shares) on all stock exchanges on which the common stock is listed not later than the date such common stock is so listed. The Corporation agrees to list such shares (subject to issuance or notice of issuance) on NASDAQ-NMS, to the extent not already listed, promptly after the date of this Certificate of Designation.

                           Before taking any action which could cause
                  an adjustment pursuant to subsection 4 below reducing the Conversion Price below the then par value (if any) of the shares of common stock of the Corporation, the Corporation will take any corporate action which may be necessary in order that the Corporation may validly and legally issue at the Conversion Price as so adjusted shares of common stock of the Corporation that are fully paid and non-assessable.

                           The Corporation covenants that all shares
                  of common stock of the Corporation deliverable upon conversion of the 8% Preferred Stock will, upon issuance in accordance with the terms hereof, be (i) duly authorized, fully paid and non-assessable, and
                  (ii) free from all taxes with respect to the issuance thereof and from all liens, charges and security interests created by the Corporation.

                           (iv)     Adjustments of Conversion Price
                  and Number of Shares of Common Stock Issuable upon Conversion of the 8% Preferred Stock. Adjustment of Conversion Price upon Issuance of Common Stock. If and whenever, after September 25, 1995, the Corporation shall issue or sell any shares of common stock (except upon conversion of one or more of the 8.25% convertible subordinated debentures due January 1, 2006 or of one or more shares of the 8% Preferred Stock or upon exercise by Popular, Inc. of certain rights to purchase shares of common stock of the Corporation set forth in Article 5 of the Exchange Agreement dated July 9, 1997, between the Corporation and Popular, Inc.) for a consideration per share less than the Market Price (as hereinafter defined) at the time of such issue or sale, then, forthwith upon such issue or sale, the Conversion Price shall be reduced to the price (calculated to the nearest cent) determined by multiplying the Conversion Price in effect immediately prior to the time of such issue or sale by a fraction, the numerator of which shall be the sum of (a) the number of shares of common stock of the Corporation outstanding immediately prior to such issue or sale multiplied by the Market Price immediately prior to such issue or sale plus (b) the consideration received by the Corporation upon such issue or sale, and the denominator of which shall be the product of
                  (c) the total number of shares of common stock outstanding immediately after such issue or sale, multiplied by (d) the Market Price immediately prior to such issue or sale. No adjustment of any Conversion Price, however, shall be made in an amount less than $0.01 per share, but any such lesser adjustment shall be carried forward and shall be made at the time of, and together with, the next subsequent adjustment which together with any adjustments so carried forward shall amount to $0.01 per share or more.

                                    (i)      For the purposes of this
                           subsection 4, the following provisions
                           shall also be applicable:

                                             1)       Issuance of Rights
                           or Options. In case at any time the
                           Corporation shall grant (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of, common stock or any stock or securities convertible into or exchangeable for common stock (such convertible or exchangeable stock or securities being herein called "Convertible Securities") whether or not such rights or options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which common stock is issuable upon the conversion of such rights or options or upon conversion or exchange of such Convertible Securities (determined as provided below) shall be less than the Market Price determined as of the date of granting such rights or options, then the total maximum number of shares of common stock issuable upon the conversion of such rights or options or upon conversion or exchange of the total maximum amount of such Convertible
                           Securities issuable upon the conversion of such rights or options shall (as of the date of granting of such rights or options) be deemed to be outstanding and to have been issued for such price per share.
                           Except as provided in clause (iii) of this subsection, no further adjustments of any Conversion Price shall be made upon the actual issue of such common stock or of such Convertible Securities upon conversion of such rights or options or upon the actual issue of such common stock upon conversion or exchange of such

                           Convertible Securities. For the purposes of this clause (i), the price per share for which common stock is issuable upon the conversion of any such rights or options or upon conversion or exchange of any such Convertible Securities shall be determined by dividing (A) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the conversion of all such rights or options, plus, in the case of such rights or options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (B) the total maximum number of shares of common stock issuable upon the conversion of such rights or options or upon the conversion or exchange of all such Convertible Securities issuable upon the conversion of such rights or options.

                                            2)        Issuance of
                           Convertible Securities. In case the
                           Corporation shall issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which common stock is issuable upon conversion or exchange of such Convertible Securities (determined as provided below) shall be less than the Market Price, determined as of the date of such issue or sale of such Convertible Securities, then the total maximum number of shares of common stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued for such price per share, provided that (1) except as provided in clause (iii) of this subsection, no further adjustments of any Conversion Price shall be made upon the actual issue of such common stock upon conversion or exchange of such Convertible Securities, and (2) if any such issue or sale of such Convertible Securities is made upon conversion of any rights to subscribe for or to purchase or any option to purchase any such Convertible Securities for which adjustments of any Conversion Price have been or are to be made pursuant to other provisions of this subsection (b), no further adjustment of any Conversion Price shall be made by reason of such issue or sale. For the purposes of this clause (ii), the price per share for which common stock is issuable upon conversion or exchange of Convertible Securities shall be determined by dividing (A) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (B) the total maximum number of shares of common stock issuable upon the conversion or exchange of all such Convertible Securities.

                                            3)        Change in Option
                           Price or Conversion Rate. If the purchase price provided for in any rights or options referred to in clause (i) above, or the additional consideration, if any, payable upon the conversion or exchange of Convertible Securities referred to in clause (i) or (ii) above, or the rate at which any Convertible Securities referred to in clause (i) or (ii) above are convertible into or exchangeable for common stock, shall change (other than under or by reason of provisions designed to protect against dilution), then the Conversion Price in effect at the time of such event shall forthwith be readjusted to the Conversion Price which would have been in effect at such time had such rights, options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold.

                                            4)        Expiration of
                           Options, Rights and Other Similar
                           Conversion Privileges. On the expiration of any such option or right or the termination of any such right to convert or exchange such Convertible Securities, the Conversion Price then in effect hereunder shall forthwith be increased to the Conversion Price which would have been in effect at the time of such expiration or termination had such right, option or Convertible Security, to the extent outstanding immediately prior to such expiration or termination, never been issued, and the common stock issuable thereunder shall no longer be deemed to be outstanding. If the purchase price provided for in any such right or option referred to in clause (i) above or the rate at which any Convertible Securities referred to in clause (i) or
                           (ii) above are convertible into or
                           exchangeable for common stock, shall
                           decrease at any time under or by reason of provisions with respect thereto designed to protect against dilution, then in case of the delivery of common stock upon the conversion of any such right or option or upon conversion or exchange of any such Convertible Security, the Conversion Price then in effect hereunder shall forthwith be adjusted to such respective amount as would have obtained had such right, option or Convertible Security never been issued as to such common stock and had adjustments been made upon the issuance of the shares of common stock delivered as aforesaid, but only if as a result of such adjustment the Conversion Price then in effect hereunder is thereby decreased.

                                            5)        Stock Dividends.
                           In case the Corporation shall declare a
                           dividend or make any other distribution
                           upon any stock of the Corporation payable in common stock or Convertible Securities, any common stock or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

                                            6)        Consideration
                           for Stock. In case any shares of common
                           stock or Convertible Securities or any
                           rights or options to purchase any such
                           common stock or Convertible Securities
                           shall be issued or sold for cash, the
                           consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any shares of common stock or Convertible Securities or any rights or options to purchase any such common stock or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined, in good faith and in the exercise of reasonable business judgment, by the board of directors of the Corporation, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any shares of common stock or Convertible Securities or any rights or options to purchase such shares of common stock or Convertible Securities shall be issued in connection with any merger or consolidation in which the Corporation is the surviving corporation (other than any consolidation or merger in which the previously outstanding shares of common stock of the Corporation shall be changed into or exchanged for the stock or other securities of another corporation), the amount of consideration therefor shall be deemed to be the fair value as determined reasonably and in good faith by the board of directors of the Corporation of such portion of the assets and business of the non-surviving corporation as such board may determine to be attributable to such shares of common stock, Convertible Securities, rights or options, as the case may be. In the event of any consolidation or merger of the Corporation in which the Corporation is not the surviving corporation or in which the previously outstanding shares of common stock of the Corporation shall be changed into or exchanged for the stock or other securities of another corporation or in the event of any sale of all or substantially all of the assets of the Corporation for stock or other securities of any corporation, the Corporation shall be deemed to have issued a number of shares of its common stock for stock or securities or other property of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated and for a consideration equal to the fair market value on the date of such transaction of all such stock or securities or other property of the other corporation, and if any such calculation results in adjustment of the Conversion Price, the determination of the number of shares of common stock issuable upon conversion of the Securities immediately prior to such merger, consolidation or sale, for purposes of subsection (e) below, shall be made after giving effect to such adjustment of the Conversion Price.

                                             7)       Record Date.
                           In case the Corporation shall take a
                           record of the holders of its
                           common stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in common stock or in Convertible Securities, or (B) to subscribe for or purchase common stock or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of common stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                                            8)        Treasury Shares.
                           The number of shares of common stock
                           outstanding at any given time shall not
                           include shares owned or held by or for the account of the Corporation, and the disposition of any such shares shall be considered an issue or sale of common stock for the purposes of this subsection (b).

                                            9)        Definition of
                           Market Price. "Market Price" shall mean the average of the daily closing prices per share of the common stock for the ten consecutive trading days immediately preceding the day as of which "Market Price" is being determined, except that, in the case of an underwritten bona fide public offering, "Market Price" shall mean the initial public offering price. The closing price for each day shall be the last sale price regular way or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, in either case on the New York Stock Exchange, or, if shares of the common stock are not listed or admitted to trading on the New York Stock Exchange, on the principal national securities exchange (including for this purpose the NASDAQ-NMS) on which the shares are listed or admitted to trading, or if the shares are not so listed or admitted to trading, the average of the highest reported bid and lowest reported asked prices as furnished by the National Association of Securities Dealers, Inc. through NASDAQ or through a similar organization if NASDAQ is no longer reporting such information. If shares of the common stock are not listed or admitted to trading on any exchange or quoted through NASDAQ or any similar organization, the "Market Price" shall be deemed to be the higher of (A) the book value of a share of the common stock as determined by any firm of independent public accountants of recognized standing, selected by the board of directors of the Corporation, as at the last day of any month ending within sixty days preceding the date as of which the determination is to be made or (B) the fair value thereof determined in good faith by an independent brokerage firm or Standard & Poor's Corporation as of a date which is within fifteen days of the date as of which the determination is to be made (the fees and expenses of any such independent public accountants, independent brokerage firm or other firm engaged pursuant to subclauses
                           (A) and (B) of this clause (ix) to be paid by the Corporation).

                                            10)       Determination of
                           Market Price under Certain Circumstances.
                           Anything herein to the contrary
                           notwithstanding, in case the Corporation shall issue any shares of common stock or Convertible Securities in connection with the acquisition by the Corporation of the stock or assets of any other corporation or the merger of any other corporation into the Corporation, the Market Price shall be determined as of the date the number of shares of common stock or Convertible Securities (or in the case of Convertible Securities other than stock, the aggregate principal amount of Convertible Securities) was determined (as set forth in a written agreement between the Corporation and the other party to the transaction) rather than on the date of issuance of such shares of common stock or Convertible Securities.

                                            11)       Certain Issues
                           Excepted. Anything herein to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of any Conversion Price in case of the issuance of shares of common stock (1) upon the conversion of options or rights relating to up to 500,000 shares (subject to adjustment for stock splits, stock combinations, stock dividends and similar events) of the Corporation's common stock granted or provided or to be granted or provided under the Corporation's stock option plan, as in effect on July 9, 1997, or (2) under the Corporation's restricted stock plan, as in effect on July 9, 1997, up to a maximum of 250,000 shares (subject to adjustment for stock splits, stock combinations, stock dividends and similar events), and shall not be required to make any such adjustment upon the granting of any options or rights referred to above if and to the extent that issuance of the shares covered thereby is excepted by this clause.

                                    (ii)     Adjustment for Certain
                           Special Dividends. In case the Corporation shall declare a dividend upon the common stock payable otherwise than out of earnings or earned surplus, determined in accordance with Generally Accepted Accounting Principles, and otherwise than in common stock or Convertible Securities, the Conversion Price in effect immediately prior to the declaration of such dividend shall be reduced by an amount equal, in the case of a dividend in cash, to the amount per share of the common stock so declared as payable otherwise than out of earnings or earned surplus or, in the case of any other dividend, to the fair value per share of the common stock of the property so declared as payable otherwise than out of earnings or earned surplus, as determined, reasonably and in good faith, by the board of directors of the Corporation. For the purposes of the foregoing a dividend other than in cash shall be considered payable out of earnings or earned surplus (other than revaluation or paid-in-surplus) only to the extent that such earnings or earned surplus are charged an amount equal to the fair value of such dividend, as determined, reasonably and in good faith, by the board of directors of the Corporation. Such reductions shall take effect as of the date on which a record is taken for the purpose of such dividend, or, if a record is not taken, the date as of which the holders of common stock of record entitled to such dividend are determined.

                                    (iii)    Subdivision or Combination
                           of Stock. In case the Corporation shall at any time subdivide the outstanding shares of common stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of common stock shall be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

                                    (iv)     Adjustments for
                           Consolidation, Merger, Sale of Assets,
                           Reorganization, etc. In case the
                           Corporation (a) consolidates with or merges into any other corporation and is not the continuing or surviving corporation of such consolidation or merger, or (b) permits any other corporation to consolidate with or merge into the Corporation and the Corporation is the continuing or surviving corporation but, in connection with such consolidation or merger, the common stock is changed into or exchanged for stock or other securities of any other corporation or cash or any other assets, or (c) transfers all or substantially all of its properties and assets to any other corporation, or (d) effects a capital reorganization or reclassification of the capital stock of the Corporation in such a way that holders of common stock shall be entitled to receive stock, securities, cash or assets with respect to or in exchange for common stock, then, and in each such case, proper provision shall be made so that, upon the basis and upon the terms and in the manner provided in this subsection
                           (e), the Holders, upon the conversion of each Security at any time after the consummation of such consolidation, merger, transfer, reorganization or reclassification, shall be entitled to receive (at the aggregate Conversion Price in effect for all shares of common stock issuable upon such conversion immediately prior to such consummation as adjusted to the time of such transaction), in lieu of shares of common stock issuable upon such conversion prior to such consummation, the stock and other securities, cash and assets to which such Holder would have been entitled upon such consummation if such Holder had so converted such Security immediately prior thereto (subject to adjustments subsequent to such corporate action as nearly equivalent as possible to the adjustments provided for in this subsection 4).

                                    (v)      Notice of Adjustment. Upon any
                           adjustment of the Conversion Price, then and in each such case the Corporation shall promptly deliver a notice to the registered holder of the Securities which notice shall state the Conversion Price resulting from such adjustment, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

                                    (vi)     Other Notices.  In case
                           at any time:

                                            (1)       the Corporation
                           shall declare or pay any dividend on or
                           make any distribution with respect to its common stock, other than quarterly cash dividends consistent with past practice;

                                            (2)       the Corporation
                           shall offer for subscription pro rata to the holders of its common stock any additional shares of stock of any class or other rights;

                                            (3)       there shall be
                           any capital reorganization, or
                           reclassification of the capital stock of the Corporation, or consolidation or merger of the Corporation with another corporation (other than a Subsidiary of the Corporation in which the Corporation is the surviving or continuing corporation and no change occurs in the Corporation's common stock), or sale of all or substantially all of its assets to, another corporation;

                                             (4)      there shall be
                           a voluntary or involuntary dissolution,
                           liquidation, bankruptcy, assignment for the benefit of creditors, or winding up of the Corporation; or

                                            (5)       the Corporation
                           proposes to take any other action or an
                           event occurs which would require an
                           adjustment of the Conversion Price pursuant to subsection (h) below;

                           then, in any one or more of said cases, the Corporation shall give written notice, addressed to each Holder at the address of such Holder as shown on the books of the Corporation, of (1) the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights, or (2) the date (or, if not then known, a reasonable approximation thereof by the Corporation) on which such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, bankruptcy, assignment for the benefit of creditors, winding up or other action, as the case may be, shall take place. Such notice shall also specify (or, if not then known, reasonably approximate) the date as of which the holders of common stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their common stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, bankruptcy, assignment for the benefit of creditors, winding up, or other action, as the case may be. Such written notice shall be given at least twenty days prior to the action in question and not less than twenty days prior to the record date or the date on which the Corporation's transfer books are closed in respect thereto.

                                    (vii)    Certain Events. If any
                           event occurs as to which in the reasonable opinion of the Corporation, in good faith, the other provisions of this subsection 4 are not strictly applicable but the lack of any adjustment would not in the opinion of the Corporation fairly protect the conversion rights of the Holders in accordance with the basic intent and principles hereof, or if strictly applicable would not fairly protect the conversion rights of the Holders in accordance with the basic intent and principles hereof, then the Corporation shall appoint a firm of independent certified public accountants (which may be the regular auditors of the Corporation) of recognized national standing, which shall give their opinion upon the adjustment, if any, on a basis consistent with the basic intent and principles established in the other provisions of this subsection 4, necessary to preserve, without dilution, the conversion rights of the Holders. Upon receipt of such opinion, the Corporation shall forthwith make the adjustments described therein.

                                    (vii)    All calculations under
                           this subsection 4 shall be made to the
                           nearest cent or to the nearest one
                           hundredth (1/100) of a share, as the case may be.

                                    (viii)   In any case in which the
                           provisions hereof require that an
                           adjustment shall become effective
                           immediately after a record date for an
                           event, the Corporation may defer until the occurrence of such event (i) issuing to the Holder of any Security converted after such record date and before the occurrence of such event the additional shares of common stock issuable upon such conversion by reason of the adjustments required by such event over and above the shares of common stock issuable upon such conversion before giving effect to such adjustment and (ii) paying to such Holder any amount in cash in lieu of a fractional share of common stock; provided, however, that the Corporation shall deliver to such Holder a due bill or other appropriate instrument evidencing such Holder's right to receive such additional shares and such cash upon the occurrence of the event requiring such adjustment.


                  D.       REDEMPTION AT THE OPTION OF THE CORPORATION

                           (i)      The shares of the 8% Preferred
                  Stock are not redeemable prior to January 1, 2001. On and after that date, the shares of the 8% Preferred Stock will be redeemable in whole or in part from time to time at the option of the Corporation, with the consent of the Board of Governors of the Federal Reserve System, upon not less than thirty nor more than sixty days' notice by mail, at the redemption prices set forth below, during the twelve-month periods beginning on January 1 of the years set forth below, plus accrued and unpaid dividends to the date fixed for redemption.

                                                           REDEMPTION
                                    YEAR                      PRICE
                                    ----                   ----------
                      2001...........................      $1,020.00
                      2002...........................      $1,015.00
                      2003...........................      $1,010.00
                      2004...........................      $1,005.00
                      2005 and thereafter ...........      $1,000.00

                           (ii)     In the event that less than all
                  of the outstanding shares of the 8% Preferred Stock are to be redeemed in any redemption at the option of the Corporation, the total number of shares to be redeemed in such redemption shall be determined by the Board of Directors and the shares to be redeemed shall be allocated pro rata or by lot as may be determined by the Board of Directors or by such other method as the Board of Directors may approve and deem equitable, including any method to conform to any rule or regulation of any national or regional stock exchange or automated quotation system upon which the shares of the 8% Preferred Stock may at the time be listed or eligible for quotation.

                           (iii)    Notice of any proposed redemption
                  shall be given by the Corporation by mailing a copy of such notice to the holders of record of the shares of 8% Preferred Stock to be redeemed, at their address of record, not more than sixty nor less than thirty days prior to the redemption date. The notice of redemption to each holder of shares of 8% Preferred Stock shall specify the number of shares of 8% Preferred Stock to be redeemed, the redemption date and the redemption price payable to such holder upon redemption, and shall state that from and after said date dividends thereon will cease to accrue. If less than all the shares owned by a holder are then to be redeemed at the option of the Corporation, the notice shall also specify the number of shares of 8% Preferred Stock which are to be redeemed and the numbers of the certificates representing such shares. Any notice which is mailed as herein provided shall be conclusively presumed to have been duly given, whether or not the stockholder receives such notice; and failure duly to give such notice by mail, or any defect in such notice, to the holders of any stock designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of 8% Preferred Stock.

                           (iv)     Notice having been mailed as
                  aforesaid, from and after the redemption date (unless default be made in the payment of the redemption price for any shares to be redeemed), all dividends on the shares of 8% Preferred Stock called for redemption shall cease to accrue and all rights of the holders of such shares as stockholders of the Corporation by reason of the ownership of such shares (except the right to receive the redemption price, on presentation and surrender of the respective certificates representing the redeemed shares), shall cease on the redemption date, and such shares shall not after the redemption date be deemed to be outstanding. In case less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued without cost to the holder thereof representing the unredeemed shares.

                           (v)      At its option, the Corporation
                  may, on or prior to the redemption date, irrevocably deposit the aggregate amount payable upon redemption of the shares of the 8% Preferred Stock to be redeemed with a bank or trust company designated by the Board of Directors having its principal office in New York, New York, San Juan, Puerto Rico, or any other city in which the Corporation shall at that time maintain a transfer agency with respect to its capital stock, and having a combined capital and surplus (as shown by its latest published statement) of at least $50,000,000 (hereinafter referred to as the "Depositary"), to be held in trust by the Depositary for payment to the holders of the shares of the 8% Preferred Stock then to be redeemed. If such deposit is made and the funds so deposited are made immediately available to the holders of the shares of the 8% Preferred Stock to be redeemed, the Corporation shall thereupon be released and discharged (subject to the provisions of Section D.6) from any obligation to make payment of the amount payable upon redemption of the shares of the 8% Preferred Stock to be redeemed, and the holders of such shares shall look only to the Depositary for such payment.

                           (vi)     Any funds remaining unclaimed at
                  the end of two years from and after the redemption date in respect of which such funds were deposited shall be returned to the Corporation forthwith and thereafter the holders of shares of the 8% Preferred Stock called for redemption with respect to which such funds were deposited shall look only to the Corporation for the payment of the redemption price thereof. Any interest accrued on any funds deposited with the Depositary shall belong to the Corporation and shall be paid to it from time to time on demand.

                           (vii)    Any shares of the 8% Preferred
                  Stock which shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued shares of Preferred Stock, without designation as to series, until such shares are once more designated as part of a particular series by the Board of Directors.

                  E.       LIQUIDATION PREFERENCE

                           (i)      Upon any voluntary or involuntary
                  liquidation, dissolution, or winding up of the Corporation, the then record holders of shares of 8% Preferred Stock will be entitled to receive out of the assets of the Corporation available for distribution to shareholders, before any distribution is made to holders of common stock or any other equity securities of the Corporation ranking junior upon liquidation to the 8% Preferred Stock, distributions upon liquidation in the amount of $1,000 per share plus an amount equal to any accrued and unpaid dividends to the date of payment. Such amount shall be paid to the holders of the 8% Preferred Stock prior to any payment or distribution to the holders of the common stock of the Corporation or of any other class of stock or series thereof of the Corporation ranking junior to the 8% Preferred Stock in respect of dividends or as to the distribution of assets upon liquidation.

                           (ii)     If upon any voluntary or
                  involuntary liquidation, dissolution or winding up of the Corporation, the amounts payable with respect to the 8% Preferred Stock and any other shares of stock of the Corporation ranking as to any such distribution on a parity with the 8% Preferred Stock are not paid in full, the holders of the 8% Preferred Stock and of such other shares will share ratably in any such distribution of assets of the Corporation in proportion to the full liquidation preferences to which each is entitled. After payment of the full amount of the liquidation preference to which they are entitled, the holders of shares of 8% Preferred Stock will not be entitled to any further participation in any distribution of assets of the Corporation.

                           (iii)    Neither the consolidation or
                  merger of the Corporation with any other corporation, nor any sale, lease or conveyance of all or any part of the property or business of the Corporation, shall be deemed to be a liquidation, dissolution, or winding up of the Corporation.

                           (iv)     If the assets distributable upon
                  any dissolution, liquidation, or winding up of the Corporation shall be insufficient to permit the payment to the holders of the 8% Preferred Stock of the full preferential amounts aforesaid, then such assets or the proceeds thereof shall be distributed among the holders of the 8% Preferred Stock ratably in proportion to the respective amounts the holders of such shares of stock would be entitled to receive if they were paid the full preferential amounts aforesaid.

                  F.       VOTING RIGHTS

                           (i)      Except as described in this
                  Section F, or except as required by applicable law, holders of the 8% Preferred Stock will not be entitled to receive notice of or attend or vote at any meeting of stockholders of the Corporation.

                           (ii)     Any variation or abrogation of the
                  rights, preferences and privileges of the 8%
                  Preferred Stock by way of amendment of the Corporation's Restated Certificate of Incorporation or otherwise (including, without limitation, the authorization or issuance of any shares of the Corporation ranking, as to dividend rights or rights on liquidation, winding up and dissolution, senior to the 8% Preferred Stock) shall not be effective (unless otherwise required by applicable law) except with the consent in writing of the holders of at least a majority of the outstanding shares of the 8% Preferred Stock or with the sanction of a special resolution passed at a separate general meeting by the holders of at least a majority of the outstanding shares of the 8% Preferred Stock. Notwithstanding the foregoing, the Corporation may, without the consent or sanction of the holders of the 8% Preferred Stock, authorize and issue shares of the Corporation ranking, as to dividend rights and rights on liquidation, winding up and dissolution, on a parity with or junior to the 8% Preferred Stock.

                           (iii)    No vote of the holders of the 8%
                  Preferred Stock will be required for the Corporation to redeem or purchase and cancel the 8% Preferred Stock in accordance with the Restated Certificate of Incorporation of the Corporation.

                           (iv)     The Corporation will cause a
                  notice of any meeting at which holders of any series of Preferred Stock are entitled to vote to be mailed to each record holder of such series of Preferred Stock. Each such notice will include a statement setting forth (i) the date of such meeting, (ii) a description of any resolution to be proposed for adoption at such meeting on which such holders are entitled to vote and (iii) instructions for deliveries of proxies.

                           (v)      Except as set forth in this
                  Section F, holders of 8% Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote as set forth herein) for taking any corporate action.

                  G.       RANK

                           The 8% Preferred Stock will, with respect to dividend
                  rights and rights on liquidation, winding up and dissolution, rank (i) senior to all classes of common stock of the Corporation and to all other equity securities issued by the Corporation the terms of which specifically provide that such equity securities will rank junior to the 8% Preferred Stock (or to a number of series of Preferred Stock which includes the 8% Preferred Stock); (ii) on a parity with all equity securities issued by the Corporation the terms of which specifically provide that such equity securities will rank on a parity with the 8% Preferred Stock (or with a number of series of Preferred Stock which includes the 8% Preferred Stock); and (iii) junior to all equity securities issued by the Corporation the terms of which specifically provide that such equity securities will rank senior to the

                  8% Preferred Stock (or to a number of series of Preferred Stock which includes the 8% Preferred Stock). For this purpose, the term "equity securities" does not include debt securities convertible into or exchangeable for equity securities.

                  H. FORM OF CERTIFICATE FOR 8% PREFERRED STOCK; TRANSFER AND REGISTRATION

                           (i)      The 8% Preferred Stock shall be
                  issued in registered form only. The Corporation may treat the record holder of a share of 8% Preferred Stock, including the Depository Trust Company and its nominee and any other holder that holds such share on behalf of any other person, as such record holder appears on the books of the registrar for the 8% Preferred Stock, as the sole owner of such share for all purposes.

                           (ii)     The transfer of a share of 8%
                  Preferred Stock may be registered upon the surrender of the certificate evidencing the share of 8% Preferred Stock to be transferred, together with the form of transfer endorsed on it duly completed and executed, at the office of the transfer agent and registrar.

                           (iii)    Registration of transfers of
                  shares of 8% Preferred Stock will be effected without charge by or on behalf of the Corporation, but upon payment (or the giving of such indemnity as the transfer agent and registrar may require) in respect of any tax or other governmental charges which may be imposed in relation to it.

                           (iv)     The Corporation will not be
                  required to register the transfer of a share of 8% Preferred Stock after such share has been called for redemption.

                  I.       REPLACEMENT OF LOST CERTIFICATES

                           If any certificate for a share of 8%
                  Preferred Stock is mutilated or alleged to have been lost, stolen or destroyed, a new certificate representing the same share shall be issued to the holder upon request subject to delivery of the old certificate or, if alleged to have been lost, stolen or destroyed, compliance with such conditions as to evidence, indemnity and the payment of out-of-pocket expenses of the Corporation in connection with the request as the Board of Directors of the Corporation may determine.

                  J.       NO PREEMPTIVE RIGHTS

                           Holders of the 8% Preferred Stock will have
                  no preemptive rights to purchase any securities of the Corporation.

                  RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation and delegated to the Preferred Stock Pricing Committee in accordance with the provisions of its Restated Certificate of Incorporation, a series of Serial Preferred Stock of the Corporation be and it hereby is created.

                  FURTHER RESOLVED, that the Preferred Stock Pricing Committee designated by the Board of Directors has determined that the preferences and relative, participating, optional or other special rights of the shares of such series of Preferred Stock, and the qualifications, limitations or restrictions thereof, as stated and expressed herein, are under the circumstances prevailing on the date hereof fair and equitable to all the existing shareholders of the Corporation.

                  FURTHER RESOLVED, that the designation and amount of such series and the voting powers, preferences and relative, participating, optional or other special rights of the shares of such series of Preferred Stock, and the qualifications, limitations or restrictions thereof are as follows:

         A.       DESIGNATION AND AMOUNT

                  The shares of such series of Preferred Stock shall be designated as the "7% Noncumulative Monthly Income
         Preferred Stock, Series A" (hereinafter called the "Series A Preferred Stock"), and the number of authorized shares constituting such series shall be 1,495,000.

         B.       DIVIDENDS

                  1. Holders of record of the Series A Preferred Stock ("Holders") will be entitled to receive, when, as and if declared by the Board of Directors of the Corporation, out of funds of the Corporation legally available therefor, noncumulative cash dividends at the annual rate per share of 7% of their liquidation preferences, or $0.2917 per share per month, with each aggregate payment made to each record holder of the Series A Preferred Stock being rounded to the next lowest cent.

                  2. Dividends on the Series A Preferred Stock will accrue from their date of original issuance and will be payable (when, as and if declared by the Board of Directors of the Corporation out of funds of the Corporation legally available therefor) monthly in arrears in United States dollars commencing on March 31, 1999, and on the last day of each calendar month of each year thereafter to the holders of record of the Series A Preferred Stock as they appear on the books of the Corporation on the second Business Day (as defined below) immediately preceding the relevant date of payment. In the case of the dividend payable on March 31, 1999, such dividend shall cover the period from the date of issuance of the Series A Preferred Stock to March 31, 1999. In the event that any date on which dividends are payable is not a Business Day, then payment of the dividend payable on such date will be made on the next succeeding Business Day without any interest or other payment in respect of any such delay, except that, if such Business Day is in the next succeeding calendar year, such payment will be made on the Business Day immediately preceding the relevant date of payment, in each case with the same force and effect as if made on such date. A "Business Day" is a day other than a Saturday, Sunday or a general bank holiday in San Juan, Puerto Rico or New York, New York.

                  3. Dividends on the Series A Preferred Stock will be noncumulative. The Corporation is not obligated or required to declare or pay dividends on the Series A Preferred Stock, even if it has funds available for the payment of such dividends. If the Board of Directors of the Corporation or an authorized committee thereof does not declare a dividend payable on a dividend payment date in respect of the Series A Preferred Stock, then the holders of such Series A Preferred Stock shall have no right to receive a dividend in respect of the monthly dividend period ending on such dividend payment date and the Company will have no obligation to pay the dividend accrued for such monthly dividend period or to pay any interest thereon, whether or not dividends on such Series A Preferred Sock are declared for any future monthly dividend period.

                  4. The amount of dividends payable for any monthly dividend period will be computed on the basis of twelve 30-day months and a 360-day year. The amount of dividends payable for any period shorter than a full monthly dividend period will be computed on the basis of the actual number of days elapsed in such period.

                  5. Subject to any applicable fiscal or other laws and regulations, each dividend payment will be made by dollar check drawn on a bank in New York, New York or San Juan, Puerto Rico and mailed to the record holder thereof at such holder's address as it appears on the register for such Series A Preferred Stock.

                  6. So long as any shares of the Series A Preferred Stock remain outstanding, the Corporation shall not declare, set apart or pay any dividend or make any other distribution of assets (other than dividends paid or other distributions made in stock of the Corporation ranking junior to the Series A Preferred Stock as to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up of the Corporation) on, or redeem, purchase, set apart or otherwise acquire (except upon conversion or exchange for stock of the Corporation ranking junior to the Series A Preferred Stock as to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up of the Corporation), shares of common stock or of any other class of stock of the Corporation ranking junior to the Series A Preferred Stock as to the payment of dividends or the distribution of assets upon liquidation, dissolution or winding up of the Corporation, unless (i) all accrued and unpaid dividends on the Series A Preferred Stock for the twelve monthly dividend periods ending on the immediately preceding dividend payment date shall have been paid or are paid contemporaneously and the full monthly dividend on the Series A Preferred Stock for the then current month has been or is contemporaneously declared and paid or declared and set apart for payment, and
         (ii) the Corporation has not defaulted in the payment of the redemption price of any shares of Series A Preferred Stock called for redemption.

                  7. When dividends are not paid in full on the Series A Preferred Stock and any other shares of stock of the Corporation ranking on a parity as to the payment of dividends with the Series A Preferred Stock, all dividends declared upon the Series A Preferred Stock and any such other shares of stock of the Corporation will be declared pro rata so that the amount of dividends declared per share on the Series A Preferred Stock and any such other shares of stock will in all cases bear to each other the same ratio that the liquidation preference per share of the Series A Preferred Stock and any such other shares of stock bear to each other.

                  8. Holders of record of the Series A Preferred Stock will not be entitled to any dividend, whether payable in cash, property or stock, in excess of the dividends provided for herein on the shares of Series A Preferred
         Stock.

         C.       CONVERSION

                  1. The Series A Preferred Stock will not be convertible into or exchangeable for any other securities of the Corporation.

         D.       REDEMPTION AT THE OPTION OF THE CORPORATION

                  1. The shares of the Series A Preferred Stock are not redeemable prior to February 28, 2004. On and after that date, the shares of the Series A Preferred Stock will be redeemable in whole or in part from time to time at the option of the Corporation, with the consent of the Board of Governors of the Federal Reserve System (the "Federal Reserve Board") to the extent required by D. 8 below, upon not less than thirty nor more than sixty days' notice by mail, at the redemption prices set forth below, during the twelve-month periods beginning on February 28, 2004 of the years set forth below, plus accrued and unpaid dividends to the date fixed for redemption.

                        YEAR                      REDEMPTION PRICE
                        ----                      ----------------
         2004.............................              $51.00
         2005.............................              $50.50
         2006 and thereafter..............              $50.00

                  2. In the event that less than all of the outstanding shares of the Series A Preferred Stock are to be redeemed in any redemption at the option of the Corporation, the total number of shares to be redeemed in such redemption shall be determined by the Board of Directors and the shares to be redeemed shall be allocated pro rata or by lot as may be determined by the Board of Directors or by such other method as the Board of Directors may approve and deem equitable, including any method to conform to any rule or regulation of any national or regional stock exchange or automated quotation system upon which the shares of the Series A Preferred Stock may at the time be listed or eligible for quotation.

                  3. Notice of any proposed redemption shall be given by the Corporation by mailing a copy of such notice to the holders of record of the shares of Series A Preferred Stock to be redeemed, at their address of record, not more than sixty nor less than thirty days prior to the redemption date. The notice of redemption to each holder of shares of Series A Preferred Stock shall specify the number of shares of Series A Preferred Stock to be redeemed, the redemption date and the redemption price payable to such holder upon redemption, and shall state that from and after said date dividends thereon will cease to accrue. If less than all the shares owned by a holder are then to be redeemed at the option of the Corporation, the notice shall also specify the number of shares of Series A Preferred Stock which are to be redeemed and the numbers of the certificates representing such shares. Any notice which is mailed as herein provided shall be conclusively presumed to have been duly given, whether or not the stockholder receives such notice; and failure duly to give such notice by mail, or any defect in such notice, to the holders of any stock designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Series A Preferred Stock.

                  4. Notice having been mailed as aforesaid, from and after the redemption date (unless default be made in the payment of the redemption price for any shares to be redeemed), all dividends on the shares of Series A Preferred Stock called for redemption shall cease to accrue and all rights of the holders of such shares as stockholders of the Corporation by reason of the ownership of such shares (except the right to receive the redemption price, on presentation and surrender of the respective certificates representing the redeemed shares), shall cease on the redemption date, and such shares shall not after the redemption date be deemed to be outstanding. In case less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued without cost to the holder thereof representing the unredeemed shares.

                  5. At its option, the Corporation may, on or prior to the redemption date, irrevocably deposit the aggregate amount payable upon redemption of the shares of the Series A Preferred Stock to be redeemed with a bank or trust company designated by the Board of Directors having its principal office in New York, New York, San Juan, Puerto Rico, or any other city in which the Corporation shall at that time maintain a transfer agency with respect to its capital stock, and having a combined capital and surplus (as shown by its latest published statement) of at least $50,000,000 (hereinafter referred to as the "Depositary"), to be held in trust by the Depositary for payment to the holders of the shares of the Series A Preferred Stock then to be redeemed. If such deposit is made and the funds so deposited are made immediately available to the holders of the shares of the Series A Preferred Stock to be redeemed, the Corporation shall thereupon be released and discharged (subject to the provisions of Section D.6) from any obligation to make payment of the amount payable upon redemption of the shares of the Series A Preferred Stock to be redeemed, and the holders of such shares shall look only to the Depositary for such payment.

                  6. Any funds remaining unclaimed at the end of two years from and after the redemption date in respect of which such funds were deposited shall be returned to the Corporation forthwith and thereafter the holders of shares of the Series A Preferred Stock called for redemption with respect to which such funds were deposited shall look only to the Corporation for the payment of the redemption price thereof. Any interest accrued on any funds deposited with the Depositary shall belong to the Corporation and shall be paid to it from time to time on demand.

                  7. Any shares of the Series A Preferred Stock which shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued shares of Preferred Stock, without designation as to series, until such shares are once more designated as part of a particular series by the Board of Directors.

                  8. To the extent required to have the Series A Preferred Stock treated as Tier 1 capital for bank regulatory purposes or otherwise required by applicable regulations of the Federal Reserve Board, the shares of Series A Preferred Stock may not be redeemed by the Corporation without the prior consent of the Federal Reserve Board.

         E.       LIQUIDATION PREFERENCE

                  1.       Upon any voluntary or involuntary
         liquidation, dissolution, or winding up of the Corporation, the then record holders of shares of Series A Preferred Stock will be entitled to receive out of the assets of the Corporation available for distribution to shareholders, before any distribution is made to holders of common stock or any other equity securities of the Corporation ranking junior upon liquidation to the Series A Preferred Stock, distributions upon liquidation in the amount of $50 per share plus an amount equal to any accrued and unpaid dividends for the current monthly dividend period to the date of payment. Such amount shall be paid to the holders of the Series A Preferred Stock prior to any payment or distribution to the holders of the common stock of the Corporation or of any other class of stock or series thereof of the Corporation ranking junior to the Series A Preferred Stock in respect of dividends or as to the distribution of assets upon liquidation.

                  2. If upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the amounts payable with respect to the Series A Preferred Stock and any other shares of stock of the Corporation ranking as to any such distribution on a parity with the Series A Preferred Stock are not paid in full, the holders of the Series A Preferred Stock and of such other shares will share ratably in any such distribution of assets of the Corporation in proportion to the full liquidation preferences to which each is entitled. After payment of the full amount of the liquidation preference to which they would otherwise be entitled, the holders of shares of Series A Preferred Stock will not be entitled to any further participation in any distribution of assets of the Corporation.

                  3. Neither the consolidation or merger of the Corporation with any other corporation, nor any sale, lease or conveyance of all or any part of the property or business of the Corporation, shall be deemed to be a liquidation, dissolution, or winding up of the Corporation.

         F.       VOTING RIGHTS

                  1. Except as described in this Section F, or except as required by applicable law, holders of the Series A Preferred Stock will not be entitled to receive notice of or attend or vote at any meeting of stockholders of the Corporation.

                  2. If the Corporation does not pay dividends in full on the Series A Preferred Stock for eighteen consecutive monthly dividend periods, the holders of outstanding shares of the Series A Preferred Stock, together with the holders of any other shares of stock of the Corporation having the right to vote for the election of directors solely in the event of any failure to pay dividends, acting as a single class without regard to series, will be entitled, by written notice to the Corporation given by the holders of a majority in liquidation preference of such shares or by ordinary resolution passed by the holders of a majority in liquidation preference of such shares present in person or by proxy at a separate general meeting of such holders convened for the purpose, to appoint two additional members of the Board of Directors of the Corporation, to remove any such member from office and to appoint another person in place of such member. Not later than 30 days after such entitlement arises, if written notice by a majority of the holders of such shares has not been given as provided for in the preceding sentence, the Board of Directors or an authorized committee thereof will convene a separate general meeting for the above purpose. If the Board of Directors or such authorized committee fails to convene such meeting within such 30-day period, the holders of 10% of the outstanding shares of the Series A Preferred Stock and any such other stock will be entitled to convene such meeting. The provisions of the Certificate of Incorporation and By-laws of the Corporation relating to the convening and conduct of general meetings of stockholders will apply with respect to any such separate general meeting. Any member of the Board of Directors so appointed shall vacate office if, following the event which gave rise to such appointment, the Corporation shall have resumed the payment of dividends in full on the Series A Preferred Stock and each such other series of stock for twelve consecutive monthly dividend periods.

                  3. Any variation or abrogation of the rights, preferences and privileges of the Series A Preferred Stock by way of amendment of the Corporation's Restated Certificate of Incorporation or otherwise (including, without limitation, the authorization or issuance of any shares of the Corporation ranking, as to dividend rights or rights on liquidation, winding up and dissolution, senior to the Series A Preferred Stock) shall not be effective (unless otherwise required by applicable law) except with the consent in writing of the holders of at least two thirds of the outstanding aggregate liquidation preference of the outstanding shares of the Series A Preferred Stock or with the sanction of a special resolution passed at a separate general meeting by the holders of at least two thirds of the aggregate liquidation preference of the outstanding shares of the Series A Preferred Stock. Notwithstanding the foregoing, the Corporation may, without the consent or sanction of the holders of the Series A Preferred Stock, authorize and issue shares of the Corporation ranking, as to dividend rights and rights on liquidation, winding up and dissolution, on a parity with or junior to the Series A Preferred Stock.

                  4. No vote of the holders of the Series A Preferred Stock will be required for the Corporation to redeem or purchase and cancel the Series A Preferred Stock in accordance with the Restated Certificate of Incorporation of the Corporation.

                  5. The Corporation will cause a notice of any meeting at which holders of any series of Preferred Stock are entitled to vote to be mailed to each record holder of such series of Preferred Stock. Each such notice will include a statement setting forth (i) the date of such meeting, (ii) a description of any resolution to be proposed for adoption at such meeting on which such holders are entitled to vote and
         (iii) instructions for deliveries of proxies.

                  6. Except as set forth in this Section F, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote as set forth herein) for taking any corporate action.

         G.       RANK

                  The Series A Preferred Stock will, with respect to dividend rights and rights on liquidation, winding up and dissolution, rank (i) senior to all classes of common stock of the Corporation and to all other equity securities issued by the Corporation the terms of which specifically provide that such equity securities will rank junior to the Series A Preferred Stock (or to a number of series of Preferred Stock which includes the Series A Preferred Stock); (ii) on a parity with the Corporation's outstanding 8% Convertible Cumulative Preferred Stock (Liquidation Preference $1,000 per share) and with all other equity securities issued by the Corporation the terms of which specifically provide that such equity securities will rank on a parity with the Series A Preferred Stock (or with a number of series of Preferred Stock which includes the Series A Preferred Stock); and (iii) junior to all equity securities issued by the Corporation the terms of which specifically provide that such equity securities will rank senior to the Series A Preferred Stock (or to a number of series of Preferred Stock which includes the Series A Preferred Stock). For this purpose, the term "equity securities" does not include debt securities convertible into or exchangeable for equity securities.

         H. FORM OF CERTIFICATE FOR SERIES A PREFERRED STOCK; TRANSFER AND REGISTRATION

                  1. The Series A Preferred Stock shall be issued in registered form only. The Corporation may treat the record holder of a share of Series A Preferred Stock, including the Depository Trust Company and its nominee and any other holder that holds such share on behalf of any other person, as such record holder appears on the books of the registrar for the Series A Preferred Stock, as the sole owner of such share for all purposes.

                  2.       The transfer of a share of Series A
         Preferred Stock may be registered upon the surrender of the certificate evidencing the share of Series A Preferred Stock to be transferred, together with the form of transfer endorsed on it duly completed and executed, at the office of the transfer agent and registrar.

                  3. Registration of transfers of shares of Series A Preferred Stock will be effected without charge by or on behalf of the Corporation, but upon payment (or the giving of such indemnity as the transfer agent and registrar may require) in respect of any tax or other governmental charges which may be imposed in relation to it.

                  4. The Corporation will not be required to register the transfer of a share of Series A Preferred Stock after such share has been called for redemption.

         I.       REPLACEMENT OF LOST CERTIFICATES

                  If any certificate for a share of Series A Preferred Stock is mutilated or alleged to have been lost, stolen or destroyed, a new certificate representing the same share shall be issued to the holder upon request subject to delivery of the old certificate or, if alleged to have been lost, stolen or destroyed, compliance with such conditions as to evidence, indemnity and the payment of out-of-pocket expenses of the Corporation in connection with the request as the Board of Directors of the Corporation may determine.

         J.       NO PREEMPTIVE RIGHTS

                  Holders of the Series A Preferred Stock will have no preemptive or preferential rights to purchase any securities of the Corporation.

         K.       NO REPURCHASE AT THE OPTION OF HOLDERS;
         MISCELLANEOUS

                  Holders of Series A Preferred Stock will have no right to require the Corporation to redeem or repurchase any shares of Series A Preferred Stock, and the shares of Series A Preferred Stock are not subject to any sinking fund or similar obligation. The Corporation may, at its option, purchase shares of the Series A Preferred Stock from holders thereof from time to time, by tender, in privately negotiated transactions or otherwise.

                  RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation and delegated to the Preferred Stock Pricing Committee in accordance with the provisions of its Restated Certificate of Incorporation, a series of Serial Preferred Stock of the Corporation be and it hereby is created.

                  FURTHER RESOLVED, that the Preferred Stock Pricing Committee designated by the Board of Directors has determined that the preferences and relative, participating, optional or other special rights of the shares of such series of Preferred Stock, and the qualifications, limitations or restrictions thereof, as stated and expressed herein, are under the circumstances prevailing on the date hereof fair and equitable to all the existing shareholders of the Corporation.

                  FURTHER RESOLVED, that the designation and amount of such series and the voting powers, preferences and relative, participating, optional or other special rights of the shares of such series of Preferred Stock, and the qualifications, limitations or restrictions thereof are as follows:

                  A.       DESIGNATION AND AMOUNT

                  The shares of such series of Preferred Stock shall be designated as the "8.35% Noncumulative Monthly Income Preferred Stock, Series B" (hereinafter called the "Series B Preferred Stock"), and the number of authorized shares constituting such series shall be 2,000,000.

                  B.       DIVIDENDS

                  1. Holders of record of the Series B Preferred Stock ("Holders") will be entitled to receive, when, as and if declared by the Board of Directors of the Corporation or an authorized committee thereof (the "Board of Directors"), out of funds of the Corporation legally available therefor, noncumulative cash dividends at the annual rate per share of 8.35% of their liquidation preferences, or $0.173958 per share per month, with each aggregate payment made to each record holder of the Series B Preferred Stock being rounded to the next lowest cent.

                  2. Dividends on the Series B Preferred Stock will accrue from their date of original issuance and will be payable (when, as and if declared by the Board of Directors of the Corporation out of funds of the Corporation legally available therefor) monthly in arrears in United States dollars commencing on September 30, 2000, and on the last day of each calendar month of each year thereafter to the holders of record of the Series B Preferred Stock as they appear on the books of the Corporation on the fifteenth day of the month for which the dividends are payable. In the case of the dividend payable on September 30, 2000, such dividend shall cover the period from the date of issuance of the Series B Preferred Stock to September 30, 2000. In the event that any date on which dividends are payable is not a Business Day (as defined below), then payment of the dividend payable on such date will be made on the next succeeding Business Day without any interest or other payment in respect of any such delay, except that, if such Business Day is in the next succeeding calendar year, such payment will be made on the Business Day immediately preceding the relevant date of payment, in each case with the same force and effect as if made on such date. A "Business Day" is a day other than a Saturday, Sunday or a general bank holiday in San Juan, Puerto Rico or New York, New York.

                  3. Dividends on the Series B Preferred Stock will be noncumulative. The Corporation is not obligated or required to declare or pay dividends on the Series B Preferred Stock, even if it has funds available for the payment of such dividends. If the Board of Directors of the Corporation does not declare a dividend payable on a dividend payment date in respect of the Series B Preferred Stock, then the holders of such Series B Preferred Stock shall have no right to receive a dividend in respect of the monthly dividend period ending on such dividend payment date and the Company will have no obligation to pay the dividend accrued for such monthly dividend period or to pay any interest thereon, whether or not dividends on such Series B Preferred Sock are declared for any future monthly dividend period.

                  4. The amount of dividends payable for any monthly dividend period will be computed on the basis of twelve 30-day months and a 360-day year. The amount of dividends payable for any period shorter than a full monthly dividend period will be computed on the basis of the actual number of days elapsed in such period.

                  5. Subject to any applicable fiscal or other laws and regulations, each dividend payment will be made by dollar check drawn on a bank in New York, New York or San Juan, Puerto Rico and mailed to the record holder thereof at such holder's address as it appears on the register for such Series B Preferred Stock.

                  6. So long as any shares of the Series B Preferred Stock remain outstanding, the Corporation shall not declare, set apart or pay any dividend or make any other distribution of assets (other than dividends paid or other distributions made in stock of the Corporation ranking junior to the Series B Preferred Stock as to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up of the Corporation) on, or redeem, purchase, set apart or otherwise acquire (except upon conversion or exchange for stock of the Corporation ranking junior to the Series B Preferred Stock as to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up of the Corporation), shares of common stock or of any other class of stock of the Corporation ranking junior to the Series B Preferred Stock as to the payment of dividends or the distribution of assets upon liquidation, dissolution or winding up of the Corporation, unless (i) all accrued and unpaid dividends on the Series B Preferred Stock for the twelve monthly dividend periods ending on the immediately preceding dividend payment date shall have been paid or are paid contemporaneously and the full monthly dividend on the Series B Preferred Stock for the then current month has been or is contemporaneously declared and paid or declared and set apart for payment, and
         (ii) the Corporation has not defaulted in the payment of the redemption price of any shares of Series B Preferred Stock called for redemption.

                  7. When dividends are not paid in full on the Series B Preferred Stock and any other shares of stock of the Corporation ranking on a parity as to the payment of dividends with the Series B Preferred Stock, all dividends declared upon the Series B Preferred Stock and any such other shares of stock of the Corporation will be declared pro rata so that the amount of dividends declared per share on the Series B Preferred Stock and any such other shares of stock will in all cases bear to each other the same ratio that the accrued dividends per share on the Series B Preferred Stock for the then current dividend period bears to the accrued dividends per share on such other shares of stock (which shall not include any accrual in respect of unpaid dividends for prior dividend periods if such preferred stock does not have a cumulative dividend).

                  8. Holders of record of the Series B Preferred Stock will not be entitled to any dividend, whether payable in cash, property or stock, in excess of the dividends provided for herein on the shares of Series B Preferred
         Stock.

         C.       CONVERSION

                  1. The Series B Preferred Stock will not be convertible into or exchangeable for any other securities of the Corporation.

         D.       REDEMPTION AT THE OPTION OF THE CORPORATION

                  1. The shares of the Series B Preferred Stock are not redeemable prior to September 30, 2005. On and after that date, the shares of the Series B Preferred Stock will be redeemable in whole or in part from time to time at the option of the Corporation, with the consent of the Board of Governors of the Federal Reserve System (the "Federal Reserve Board") to the extent required by D. 8 below, upon not less than thirty nor more than sixty days' notice by mail, at the redemption prices set forth below, during the twelve-month periods beginning on September 30, 2005 of the years set forth below, plus accrued and unpaid dividends from the dividend payment date immediately preceding the redemption date (without any cumulation for unpaid dividends for prior dividend periods on the Series B Preferred Stock) to the date fixed for redemption.

                                                      REDEMPTION
                                YEAR                    PRICE
                                ----                  ----------
                       2005.......................      $25.50
                       2006.......................      $25.25
                       2007 and thereafter........      $25.00

                  2. In the event that less than all of the outstanding shares of the Series B Preferred Stock are to be redeemed in any redemption at the option of the Corporation, the total number of shares to be redeemed in such redemption shall be determined by the Board of Directors and the shares to be redeemed shall be allocated pro rata or by lot as may be determined by the Board of Directors or by such other method as the Board of Directors may approve and deem equitable, including any method to conform to any rule or regulation of any national or regional stock exchange or automated quotation system upon which the shares of the Series B Preferred Stock may at the time be listed or eligible for quotation.

                  3. Notice of any proposed redemption shall be given by the Corporation by mailing a copy of such notice to the holders of record of the shares of Series B Preferred Stock to be redeemed, at their address of record, not more than sixty nor less than thirty days prior to the redemption date. The notice of redemption to each holder of shares of Series B Preferred Stock shall specify the number of shares of Series B Preferred Stock to be redeemed, the redemption date and the redemption price payable to such holder upon redemption, and shall state that from and after said date dividends thereon will cease to accrue. If less than all the shares owned by a holder are then to be redeemed at the option of the Corporation, the notice shall also specify the number of shares of Series B Preferred Stock which are to be redeemed and the numbers of the certificates representing such shares. Any notice which is mailed as herein provided shall be conclusively presumed to have been duly given, whether or not the stockholder receives such notice; and failure duly to give such notice by mail, or any defect in such notice, to the holders of any stock designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Series B Preferred Stock.

                  4. Notice having been mailed as aforesaid, from and after the redemption date (unless default be made in the payment of the redemption price for any shares to be redeemed), all dividends on the shares of Series B Preferred Stock called for redemption shall cease to accrue and all rights of the holders of such shares as stockholders of the Corporation by reason of the ownership of such shares (except the right to receive the redemption price, on presentation and surrender of the respective certificates representing the redeemed shares), shall cease on the redemption date, and such shares shall not after the redemption date be deemed to be outstanding. In case less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued without cost to the holder thereof representing the unredeemed shares.

                  5. At its option, the Corporation may, on or prior to the redemption date, irrevocably deposit the aggregate amount payable upon redemption of the shares of the Series B Preferred Stock to be redeemed with a bank or trust company designated by the Board of Directors having its principal office in New York, New York, San Juan, Puerto Rico, or any other city in which the Corporation shall at that time maintain a transfer agency with respect to its capital stock, and having a combined capital and surplus (as shown by its latest published statement) of at least $50,000,000 (hereinafter referred to as the "Depositary"), to be held in trust by the Depositary for payment to the holders of the shares of the Series B Preferred Stock then to be redeemed. If such deposit is made and the funds so deposited are made immediately available to the holders of the shares of the Series B Preferred Stock to be redeemed, the Corporation shall thereupon be released and discharged (subject to the provisions of Section D.6) from any obligation to make payment of the amount payable upon redemption of the shares of the Series B Preferred Stock to be redeemed, and the holders of such shares shall look only to the Depositary for such payment.

                  6. Any funds remaining unclaimed at the end of two years from and after the redemption date in respect of which such funds were deposited shall be returned to the Corporation forthwith and thereafter the holders of shares of the Series B Preferred Stock called for redemption with respect to which such funds were deposited shall look only to the Corporation for the payment of the redemption price thereof. Any interest accrued on any funds deposited with the Depositary shall belong to the Corporation and shall be paid to it from time to time on demand.

                  7. Any shares of the Series B Preferred Stock which shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued shares of Preferred Stock, without designation as to series, until such shares are once more designated as part of a particular series by the Board of Directors.

                  8. To the extent required to have the Series B Preferred Stock treated as Tier 1 capital for bank regulatory purposes or otherwise required by applicable regulations of the Federal Reserve Board, the shares of Series B Preferred Stock may not be redeemed by the Corporation without the prior consent of the Federal Reserve Board.

         E.       LIQUIDATION PREFERENCE

                  1.       Upon any voluntary or involuntary
         liquidation, dissolution, or winding up of the Corporation, the then record holders of shares of Series B Preferred Stock will be entitled to receive out of the assets of the Corporation available for distribution to shareholders, before any distribution is made to holders of common stock or any other equity securities of the Corporation ranking junior upon liquidation to the Series B Preferred Stock, distributions upon liquidation in the amount of $25 per share plus an amount equal to any accrued and unpaid dividends (without any cumulation for unpaid dividends for prior dividend periods on the Series B Preferred Stock) for the current monthly dividend period to the date of payment. Such amount shall be paid to the holders of the Series B Preferred Stock prior to any payment or distribution to the holders of the common stock of the Corporation or of any other class of stock or series thereof of the Corporation ranking junior to the Series B Preferred Stock in respect of dividends or as to the distribution of assets upon liquidation.

                  2. If upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the amounts payable with respect to the Series B Preferred Stock and any other shares of stock of the Corporation ranking as to any such distribution on a parity with the Series B Preferred Stock are not paid in full, the holders of the Series B Preferred Stock and of such other shares will share ratably in any such distribution of assets of the Corporation in proportion to the full liquidation preferences to which each is entitled. After payment of the full amount of the liquidation preference to which they would otherwise be entitled, the holders of shares of Series B Preferred Stock will not be entitled to any further participation in any distribution of assets of the Corporation.

                  3. Neither the consolidation or merger of the Corporation with any other corporation, nor any sale, lease or conveyance of all or any part of the property or business of the Corporation, shall be deemed to be a liquidation, dissolution, or winding up of the Corporation.

         F.       VOTING RIGHTS

                  1. Except as described in this Section F, or except as required by applicable law, holders of the Series B Preferred Stock will not be entitled to receive notice of or attend or vote at any meeting of stockholders of the Corporation.

                  2. If the Corporation does not pay dividends in full on the Series B Preferred Stock for eighteen consecutive monthly dividend periods, the holders of outstanding shares of the Series B Preferred Stock, together with the holders of any other shares of stock of the Corporation having the right to vote for the election of directors solely in the event of any failure to pay dividends, acting as a single class without regard to series, will be entitled, by written notice to the Corporation given by the holders of a majority in liquidation preference of such shares or by ordinary resolution passed by the holders of a majority in liquidation preference of such shares present in person or by proxy at a separate general meeting of such holders convened for the purpose, to appoint two additional members of the Board of Directors of the Corporation, to remove any such member from office and to appoint another person in place of such member. Not later than 30 days after such entitlement arises, if written notice by a majority of the holders of such shares has not been given as provided for in the preceding sentence, the Board of Directors or an authorized committee thereof will convene a separate general meeting for the above purpose. If the Board of Directors or such authorized committee fails to convene such meeting within such 30-day period, the holders of 10% of the outstanding shares of the Series B Preferred Stock and any such other stock will be entitled to convene such meeting. The provisions of the Certificate of Incorporation and By-laws of the Corporation relating to the convening and conduct of general meetings of stockholders will apply with respect to any such separate general meeting. Any member of the Board of Directors so appointed shall vacate office if, following the event which gave rise to such appointment, the Corporation shall have resumed the payment of dividends in full on the Series B Preferred Stock and each such other series of stock for twelve consecutive monthly dividend periods.

                  3. Any amendment, alteration or repeal of the rights, preferences and privileges of the Series B Preferred Stock by way of amendment of the Corporation's Restated Certificate of Incorporation whether by merger or otherwise (including, without limitation, the authorization or issuance of any shares of the Corporation ranking, as to dividend rights or rights on liquidation, winding up and dissolution, senior to the Series B Preferred Stock) which would materially and adversely affect the powers, preferences or special rights of the Series B Preferred Stock shall not be effective (unless otherwise required by applicable law) except with the consent in writing of the holders of at least two thirds of the outstanding aggregate liquidation preference of the outstanding shares of the Series B Preferred Stock or with the sanction of a special resolution passed at a separate general meeting

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         by the holders of at least two thirds of the aggregate
         liquidation preference of the outstanding shares of the Series B Preferred Stock. Notwithstanding the foregoing, the Corporation may, without the consent or sanction of the holders of the Series B Preferred Stock, authorize and issue shares of the Corporation ranking, as to dividend rights and rights on liquidation, winding up and dissolution, on a parity with or junior to the Series B Preferred Stock.

                  The foregoing voting provisions shall not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of the Series B Preferred Stock shall have been redeemed or called for redemption upon proper notice and sufficient funds shall have been deposited in trust to effect such redemption.

                  4. No vote of the holders of the Series B Preferred Stock will be required for the Corporation to redeem or purchase and cancel the Series B Preferred Stock in accordance with the Restated Certificate of Incorporation of the Corporation.

                  5. The Corporation will cause a notice of any meeting at which holders of any series of Preferred Stock are entitled to vote to be mailed to each record holder of such series of Preferred Stock. Each such notice will include a statement setting forth (i) the date of such meeting, (ii) a description of any resolution to be proposed for adoption at such meeting on which such holders are entitled to vote and
         (iii) instructions for deliveries of proxies.

                  6. Except as set forth in this Section F, holders of Series B Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote as set forth herein) for taking any corporate action.

         G.       RANK

                  The Series B Preferred Stock will, with respect to dividend rights and rights on liquidation, winding up and dissolution, rank (i) senior to all classes of common stock of the Corporation and to all other equity securities issued by the Corporation the terms of which specifically provide that such equity securities will rank junior to the Series B Preferred Stock (or to a number of series of Preferred Stock which includes the Series B Preferred Stock); (ii) on a parity with the Corporation's outstanding 7% Noncumulative Monthly Income Preferred Stock, Series A and with all other equity securities issued by the Corporation the terms of which specifically provide that such equity securities will
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         rank on a parity with the Series B Preferred Stock (or with a number of series of Preferred Stock which includes the Series B Preferred Stock); and (iii) subject to the provisions of
         F.3 hereof, junior to all equity securities issued by the Corporation the terms of which specifically provide that such equity securities will rank senior to the Series B Preferred Stock (or to a number of series of Preferred Stock which includes the Series B Preferred Stock). For this purpose, the term "equity securities" does not include debt securities convertible into or exchangeable for equity securities.

         H. FORM OF CERTIFICATE FOR SERIES B PREFERRED STOCK; TRANSFER AND REGISTRATION

                  1. The Series B Preferred Stock shall be issued in registered form only. The Corporation may treat the record holder of a share of Series B Preferred Stock, including the Depository Trust Company and its nominee and any other holder that holds such share on behalf of any other person, as such record holder appears on the books of the registrar for the Series B Preferred Stock, as the sole owner of such share for all purposes.

                  2.       The transfer of a share of Series B
         Preferred Stock may be registered upon the surrender of the certificate evidencing the share of Series B Preferred Stock to be transferred, together with the form of transfer endorsed on it duly completed and executed, at the office of the transfer agent and registrar.

                  3. Registration of transfers of shares of Series B Preferred Stock will be effected without charge by or on behalf of the Corporation, but upon payment (or the giving of such indemnity as the transfer agent and registrar may require) in respect of any tax or other governmental charges which may be imposed in relation to it.

                  4. The Corporation will not be required to register the transfer of a share of Series B Preferred Stock after such share has been called for redemption.

         I.       REPLACEMENT OF LOST CERTIFICATES

                  If any certificate for a share of Series B Preferred Stock is mutilated or alleged to have been lost, stolen or destroyed, a new certificate representing the same share shall be issued to the holder upon request subject to delivery of the old certificate or, if alleged to have been lost, stolen or destroyed, compliance with such conditions as to evidence, indemnity and the payment of out-of-pocket expenses of the Corporation in connection with the request as the Board of Directors of the Corporation may determine.
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         J.       NO PREEMPTIVE RIGHTS

                  Holders of the Series B Preferred Stock will have no preemptive or preferential rights to purchase any securities of the Corporation.

         K.       NO REPURCHASE AT THE OPTION OF HOLDERS;
                  MISCELLANEOUS

                  Holders of Series B Preferred Stock will have no right to require the Corporation to redeem or repurchase any shares of Series B Preferred Stock, and the shares of Series B Preferred Stock are not subject to any sinking fund or similar obligation. The Corporation may, at its option, purchase shares of the Series B Preferred Stock from holders thereof from time to time, by tender, in privately negotiated transactions or otherwise.